SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 _______________
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported)
                                December 15, 1998

                      NATIONSCREDIT GRANTOR TRUST 1996 - 1
                      ------------------------------------

               (Exact name of registrant as specified in charter)

     Delaware               333-22327             75-2655744
     --------               ---------             ----------
     (State or other        (Commission File      (IRS Employer Identification
     jurisdiction  of       Number)               Number)
     incorporation)

             225 E. John Carpenter Freeway, Irving Texas 75062-2731 (Address of principal executive offices) (Zip Code)
             ------------------------------------------------------

       Registrant's telephone number, including area code  (972) 506-5045
  Not Applicable (Former name or former address, if changed since last report.)

Item  5.                   Other  Events
                           -------------
     This Current Report on Form 8-K is being filed to file a copy of the Certificateholders Statements relating to the Collection Period ending November 30, 1998.

     Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement (with Standard Terms and Conditions attached thereto) dated as of January 31, 1996 among NationsCredit Securitization Corporation, NationsCredit Commercial Corporation of America and Bankers Trust Company, as Trustee, which was previously filed as an exhibit to the Current Report on Form 8-K filed on behalf of the Trust by NationsCredit Commercial Corporation of America on April 5, 1996.

Item  7.          Financial  Statements,  Pro  Forma  Financial  Information and
                  --------------------------------------------------------------
                  Exhibits.
                  ---------

(c)     Exhibits

Exhibit  No.
------------

19.1     Certificateholders  Statements

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      NATIONSCREDIT GRANTOR TRUST 1996 - 1
                      ------------------------------------
                                  (Registrant)

By: NationsCredit Commercial Corporation of America, as Servicer of NationsCredit Grantor Trust 1996-1

Date:  December  29,  1998                    By:  /s/  SUZANNE  CASTLEBERRY
       -------------------                         -------------------------
                                              Name:  Suzanne  Castleberry
                                              Title:    Vice  President

                                  EXHIBIT INDEX

     Exhibit  Number                    Description
     ---------------                    -----------

        19.1                    Certificateholders  Statements

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                                                                                                 EXHIBIT 19.1

                                       STATEMENT TO CERTIFICATEHOLDERS
                                     NATIONSCREDIT GRANTOR TRUST 1996 - 1

     Pursuant  to  the  Pooling  and  Servicing  Agreement,  dated as of January 31, 1996 among NationsCredit
Securitization  Corporation  (as  "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers
Trust  Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each  month  regarding  distribution  to Certificateholders and the performance of the Trust. The information with  respect  to  the  applicable  Distribution  Date  is  set  forth  below.


Month                                                                                          Dec-98
Collection Period                                                                                  01-Nov-98
Determination Date                                                                                 10-Dec-98
Deposit Date                                                                                       14-Dec-98
Distribution Date                                                                                  15-Dec-98

POOL BALANCE
             Pool Balance on the close of the last day of the Collection Period (Record Date)  94,666,766.50
             Pool Factor                                                                            42.41455%
             Ending Pool Balance (per $1,000 certificate)                                             424.15
             Liquidation Proceeds                                                                 113,645.48
             Purchase Amounts                                                                              -

AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE)
             Interest Payments:
             Monthly Interest Payment                                                                   2.11
             Carry-Over Monthly Interest Payment                                                           -
             Total Interest Payment                                                                     2.11

             Principal Payments:
             Monthly Principal Payment                                                                  9.49
             Carry-Over Monthly Principal Payment                                                          -
             Total Principal Payment                                                                    9.49

             Servicing Fee:
             Servicing Fee                                                                              0.27
             Carry-Over Monthly Servicing Fee                                                              -
             Total Servicing Fee                                                                        0.27

SURETY BOND
             Surety Bond Amount for the current Distribution Date                              24,196,306.15
             Surety Bond Amount as a % of the Pool Balance                                          25.55945%






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                                      MONTHLY SERVICERS CERTIFICATE
                                   NATIONSCREDIT GRANTOR TRUST 1996 - 1

     Pursuant  to  the  Pooling and Servicing Agreement, dated as of January 31, 1996 among NationsCredit
Securitization  Corporation  (as  "Seller"),  NationsCredit  Corporation  of  America (as "Servicer") and
Bankers  Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information  with  respect  to  the  applicable  Distribution  Date  is  set  forth  below.


Month                                                                                     Dec-98
Collection Period                                                                               1-Nov-98
Determination Date                                                                             10-Dec-98
Deposit Date                                                                                   14-Dec-98
Distribution Date                                                                              15-Dec-98

POOL BALANCE
          Pool Balance on the close of the last day of the preceding Collection Period     96,785,224.61
          Principal Collections                                                             1,891,925.12
          Purchase Amounts Allocable to Principal                                                      -
          Defaulted Receivables                                                               226,532.99
          Pool Balance on the close of the last day of the Collection Period               94,666,766.50

          Original Pool Balance                                                           223,194,105.12

          Pool Factor                                                                           42.41455%

          Preference Amounts                                                                           -

          Certificate Pass-Through Rate                                                             5.85%
          Servicing Fee Rate                                                                        0.75%

AVAILABLE INTEREST
          Collections allocable to interest                                                   786,771.52
          Liquidation Proceeds                                                                113,645.48
          Purchase Amounts allocable to interest                                                       -
          Total Interest                                                                      900,417.00

AVAILABLE PRINCIPAL
          Collections allocable to principal                                                1,891,925.12
          Purchase Amounts allocable to principal                                                      -
          Total Principal                                                                   1,891,925.12

AVAILABLE FUNDS
          Collections allocable to interest                                                   786,771.52
          Liquidation Proceeds                                                                113,645.48
          Purchase Amounts allocable to interest                                                       -
          Collections allocable to principal                                                1,891,925.12
          Purchase Amounts allocable to principal                                                      -
          Total Available Funds                                                             2,792,342.12

DEPOSIT TO THE CERTIFICATE ACCOUNT
          Available Funds allocable to interest                                               900,417.00
          Available Funds allocable to principal                                            1,891,925.12
          Reserve Account Interest Withdrawal                                                          -
          Surety Interest Drawing                                                                      -
          Reserve Account Preference Withdrawal                                                        -
          Surety Preference Withdrawal                                                                 -
          Reserve Account Principal Withdrawal                                                         -
          Surety Principal Drawing                                                                     -
          Total Deposit to the Certificate Account                                          2,792,342.12

INTEREST PAYMENT
          Monthly Interest Payment                                                            471,827.97
          Carry-Over Monthly Interest                                                                  -
          Total                                                                               471,827.97

PRINCIPAL PAYMENT
          Monthly Principal Payment                                                         2,118,458.11
          Carry-Over Monthly Principal                                                                 -
          Total                                                                             2,118,458.11

SERVICING FEE
          Servicing Fee                                                                        60,490.77
          Carry-Over Monthly Servicing Fee                                                             -
          Total                                                                                60,490.77

DISTRIBUTIONS FROM THE CERTIFICATE ACCOUNT
          Interest distributions                                                              471,827.97
          Principal distribution                                                            2,118,458.11
          Preference Amounts
          Servicing Fee distribution                                                           60,490.77
          Distributions to the Surety Bond Provider                                             9,678.52
          Distributions to the Reserve Account                                                         -
          Distributions to the Seller                                                         131,886.75

          Carry-Over Monthly Interest to the next Distribution Date                                    -
          Carry-Over Monthly Principal to the next Distributions Date                                  -
          Carry-Over Monthly Servicing Fee to the next Distribution Date                               -

RESERVE ACCOUNT
          Reserve Account Balance as of the end of the preceding Collection Period          5,579,852.63
          Earnings from investments on the Reserve Account                                     20,958.58
          Reserve Account Interest Withdrawal                                                          -
          Reserve Account Preference Withdrawal                                                        -
          Reserve Account Principal Withdrawal                                                         -
          Deposits to the Reserve Account                                                              -
          Reserve Account Balance                                                           5,600,811.21
          Distributions of any excess amounts on deposit in the Reserve Account                20,958.58
          Ending Reserve Account Balance                                                    5,579,852.63
          Reserve Account Balance as a % of the Pool Balance                                        5.89%
          Specified Reserve Account Requirement                                             5,579,852.63
          Amount needed to fully fund Reserve Account                                                  -

SURETY BOND
          Required Surety Bond Amount (25% of the Pool Balance)                            24,196,306.15
          Surety Bond amount on the previous Distribution Date                             24,798,147.51
          Payments made with respect Surety Principal Draws                                            -
          Payments received with respect to unreimbursed Surety Principal Draws                        -
          Surety Bond Amount for the current Distribution Date                             24,196,306.15


          Total Surety Interest Draws                                                                  -
          Total Surety Principal Draws                                                                 -
          Total Surety Preference Draws                                                                -
          Total Draws                                                                                  -
          Surety Bond Fee                                                                       9,678.52
          Total unreimbursed Surety Interest Draws                                                     -
          Total unreimbursed Surety Principal Draws                                                    -
          Total unreimbursed Surety Preference Draws                                                   -
          Amount Owed to Surety Bond Provider                                                   9,678.52
          Surety Bond Fee Paid                                                                  9,678.52
          Total payments for Surety Interest Draws                                                     -
          Total payments for  Surety Principal Draws                                                   -
          Total payments for  Surety Preference Draws                                                  -
          Payments made to the Surety Bond Provider                                             9,678.52
          Surety Bond Fee Outstanding                                                                  -
          Remaining unreimbursed Surety Interest Draws                                                 -
          Remaining unreimbursed Surety Principal Draws                                                -
          Remaining unreimbursed Surety Preference Draws                                               -
          Remaining Amounts Owed to the Surety Bond Provider                                           -

NET CREDIT LOSS RATIO
          Net Credit Losses                                                                   112,887.51
          For the Current Collection Period                                                         1.42%
          For the preceding Collection Period                                                       1.71%
          For the second preceding Collection Period                                                2.43%
          Average Net Credit Loss Ratio                                                             1.85%

DELINQUENCY ANALYSIS
          Number of Loans
          30 to 59 days past due                                                                     239
          60 to 89 days past due                                                                      70
          90 or more days past due                                                                    91
          Total                                                                                      400

          Principal Balance
          30 to 59 days past due                                                            2,286,764.51
          60 to 89 days past due                                                              738,056.36
          90 or more days past due                                                            895,668.93
          Total                                                                             3,920,489.80

          Delinquency Ratio
          For the current Collection Period                                                         4.14%
          For the preceding Collection Period                                                       3.97%
          For the second preceding Collection Period                                                3.84%
          Average Delinquency Ratio                                                                 3.98%


REPOSSESSION ANALYSIS
          Current Balance of Contracts where Repossession Occurred in the Current Month       101,828.06
          Number of Contracts where Repossession Occurred in the Current Month                        12


WEIGHTED AVERAGE COMPUTATIONS
          Weighted Average Coupon                                                                  10.54%
          Weighted Average Original Term (months)                                                 123.00
          Weighted Average Remaining Term (months)                                                 83.09


CASH SETTLEMENT FOR THE TRUSTEE
          Total Deposit to the Collection Account                                           2,792,342.12
          Servicing Fee                                                                        60,490.77
          Interest allocable to the Seller's Certificate                                            0.22
          Principal amount allocable to the Seller's Certificate                                    1.00
          Wire Funds to the Surety Bond Provider                                                9,678.52
          Net Deposit to the Certificate Account - Excluding Amounts Due to Seller          2,722,171.61
          Wire Funds to the Certificateholders - Interest                                     471,827.75
          Wire Funds to the Certificateholders - Principal                                  2,118,457.11
          Deposit Funds into the Reserve Account                                                       -
          Wire Funds to NationsCredit                                                         131,886.75

Approved  by:        /s/  SUZANNE CASTLEBERRY ------------------------ Suzanne Castleberry Vice President

[NATIONSCREDIT  GRANTOR  TRUST  LETTERHEAD]
December  15,  1998
BY  EDGAR
Securities  and  Exchange  Commission  Judiciary  Plaza  450  Fifth  Street, N.W. Washington, D.C.  20549

Re:   NationsCredit  Grantor  Trust  1996  -  1

Ladies  and  Gentlemen:

On  behalf  of NationsCredit Grantor Trust 1996 - 1 (the "Trust") filed herewith via EDGAR is the Trust's
Current  Report  on  Form  8-K.

Should  you  have any questions with regard to the filing, please call the undersigned at (704) 386-3863.

Very  truly  yours,
/s/  SUZANNE  CASTLEBERRY  -----------------------------  Suzanne  Castleberry  Vice  President
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